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                          FIRST AMERICAN FUNDS, INC.

                          Treasury Obligations Fund

                      Supplement dated February 27, 2009
                  to the Prospectuses dated October 31, 2008

Currently, Treasury Obligations Fund invests exclusively in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Yields on U.S. Treasury obligations are at extremely low levels. In order to avoid generating negative yields in the fund, the fund's board of directors has approved expanding the fund's investment universe to include the investments identified below.

Effective March 30, 2009, Treasury Obligations Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in:

        * obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program ( "FDIC-guaranteed obligations") and
        *   repurchase agreements secured by FDIC-guaranteed obligations.

Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by eligible entities, including FDIC-insured depository institutions, U.S. bank holding companies, U.S. financial holding companies, and certain U.S. savings and loan holding companies. The FDIC guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the fund itself.

Investments in FDIC-guaranteed obligations subject the fund to the additional risk that payments by the FDIC pursuant to its guarantee will be delayed from the date payments are due under the terms of the debt.

This supplement supersedes a supplement filed with the Securities and Exchange Commission on February 23, 2009.

To request a copy of a Prospectus, please call 800 677-FUND.

           PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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                                                                   FAF-TREASOBS